SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) or
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 4, 1998

                               INTERCARDIA, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State of other jurisdiction of incorporation)


       0-27410                                            56-1924222
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(Commission file number)                          (IRS Employer ID Number)

3200 East Highway 54, Cape Fear Building, Suite 300,
Research Triangle Park, North Carolina                           27709
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code          (919) 558-8688
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                                       NA
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         (Former name or former address, if changed since last report).

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Item 5.  Other Events.

         On August 4, Intercardia, Inc., a Delaware corporation (the "Registrant"), issued the press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         99.1 Press release issued August 4, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTERCARDIA, INC.



Date: August 4, 1998                         /s/ Richard W. Reichow
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                                             Richard W. Reichow
                                             Chief Financial Officer

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                               INDEX TO EXHIBITS

99.1     Press release dated August 4, 1998.